Goodwill & Intangible Assets, Net	12 Months Ended
Dec. 31, 2022
Goodwill & Intangible Assets, Net [Abstract]
GOODWILL & INTANGIBLE ASSETS, NET

NOTE 4 — GOODWILL & INTANGIBLE ASSETS, NET:

Goodwill

The following table presents the changes in the carrying amount of goodwill during the periods ended December 31, 2022 and 2021 (U.S. dollars in thousands):

Segment of Operation	Radiology Services	AI Solutions	Total
Balance as of December 31, 2020	$-	$-	$-
Goodwill from acquisition of USARAD	$7,055	$-	$7,055
Goodwill from acquisition of Nanox AI	$-	$51,243	$51,243
Balance as of December 31, 2021	$7,055	$51,243	$58,298
Impairment of the Goodwill related to the acquisition of Nanox AI	$-	$(50,878)	$(50,878)
Balance as of December 31, 2022	$7,055	$365	$7,420

The goodwill balance related to the acquisitions of Nanox AI and USARAD is not deductible for tax purposes.

Goodwill impairment assessments for the year ended December 31, 2022

AI solutions reporting unit

During the second quarter of 2022, in light of triggering events arising from the increase of the discount rate and changes in the Company’s estimates as a result of business specific considerations, the Company performed a quantitative interim assessment for goodwill impairment for the Company’s AI solutions reporting unit. The amount of goodwill assigned to the AI solutions reporting unit on the interim testing date, which had not changed from the amount assigned to such unit on the acquisition date, was $51,243 thousand. When evaluating the fair value of the AI solutions reporting unit under the income approach, the Company used a discounted cash flow model which utilized Level 3 measures that represent unobservable inputs. Key assumptions used to determine the estimated fair value include: (a) internal cash flows forecasts for 5 years following the assessment date, including expected revenue growth, costs to sales and operating expenses; (b) an estimated terminal value using a terminal year long-term future growth rate of 3.0% determined based on the growth prospects of the reporting unit; and (c) a discount rate of 22.0% which reflects the weighted-average cost of capital adjusted for the relevant risk associated with the AI solutions reporting unit’s operations and the uncertainty inherent in the Company’s internally developed forecasts. Specifically, as part of the Company’s interim impairment test, in making the assumptions mentioned in clauses (a) and (b) above, the Company considered (1) the efforts and time required for the AI solutions reporting unit to achieve financial stability, (2) its estimate that it would take approximately one year for such unit to generate any material revenue and two years to achieve profitability; and (3) its estimate that it would take longer than we originally expected for such unit to generate material revenues, gross profit, and positive operating cash flows, especially from its population health applications. As a result of the impairment assessment, the Company concluded that the fair value of the AI solutions reporting unit decreased below its carrying value by 11.61%, and therefore the Company recorded a goodwill impairment charge of $14,338 thousand in the second quarter of 2022. As a result, the remaining amount of goodwill assigned to the AI solutions reporting unit at June 30, 2022 was $36,905 thousand.

During the fourth quarter of 2022, the Company performed a qualitative and quantitative annual assessment for goodwill impairment. Based on its qualitative analysis, which considered the AI solutions reporting unit results, projections and additional business and industry specific considerations, the Company performed a further revision of the estimates of the fair value of the AI solutions reporting unit. As part of this analysis, the Company also considered the potential impacts of the sensitivity of estimates and assumptions. When evaluating the fair value of the AI solutions reporting unit under the income approach, the Company used the same discounted cash flow model discussed above; however, in clause (c) the resulting cash flow amounts were discounted using a discount rate of 22.50%. As a result of the impairment assessment, the Company concluded that the fair value of the AI solutions reporting unit decreased below its carrying value by 34.44%, and therefore we recorded an additional goodwill impairment charge of $36,540 thousand in the fourth quarter of 2022. As a result, the amount of goodwill assigned to the AI solutions reporting unit on December 31, 2022, was $365 thousand.

When evaluating the fair value of the AI solutions reporting unit under the discounted cash flow approach, the Company used a discounted cash flow model which utilized Level 3 measures that represent unobservable inputs. Key assumptions used to determine the estimated fair value include: (a) internal cash flows forecasts for 5 years following the assessment date, including expected revenue growth, costs of sales and operating expenses; (b) an estimated terminal value using a terminal year long-term future growth rate determined based on the growth prospects of the reporting unit; and (c) a discount rate which reflects the weighted-average cost of capital adjusted for the relevant risk associated with the AI solutions reporting unit’s operations and the uncertainty inherent in the Company’s internally developed forecasts.

Actual results may differ from those assumed in the Company’s valuation method. It is reasonably possible that the Company’s assumptions described above could change in future periods. If any of these were to vary materially from the Company’s plans, the Company may record impairment of goodwill allocated to this reporting unit in the future. A hypothetical decrease in the terminal growth rate of 0.5% or an increase of 0.5% to the discount rate would have reduced the fair value of AI Solutions reporting unit by approximately $1.0 million and $2.9 million, respectively.

Radiology services reporting unit

During the fourth quarter of 2022, the Company performed its annual impairment test for goodwill impairment. The Company performed a quantitative assessment for goodwill impairment for the Company’s radiology services reporting unit and concluded that the fair value of the radiology services reporting unit exceeded its carrying amount by approximately 5.3%, with a carrying amount of goodwill assigned to this reporting unit in an amount of $7,055 thousand. When evaluating the fair value of the radiology services reporting unit under the income approach, the Company used a discounted cash flow model which utilized Level 3 measures that represent unobservable inputs. Key assumptions used to determine the estimated fair value include: (a) internal cash flows forecasts for 5 years following the assessment date, including expected revenue growth, costs of sales and operating expenses; (b) an estimated terminal value using a terminal year long-term future growth rate of 3% determined based on the growth prospects of the reporting unit; and (c) a discount rate of 27.5% which reflects the weighted-average cost of capital adjusted for the relevant risk associated with the radiology services reporting unit’s operations and the uncertainty inherent in the Company’s internally developed forecasts.

Actual results may differ from those assumed in the Company’s valuation method. It is reasonably possible that the Company’s assumptions described above could change in future periods. If any of these were to vary materially from the Company’s plans, the Company may record impairment of goodwill allocated to this reporting unit in the future. A hypothetical decrease in the growth rate of 0.5% or an increase of 0.5% to the discount rate would reduce the fair value of the radiology services reporting unit by approximately $0.3 million and $0.6 million, respectively.

As of December 31, 2022, the percentage by which the estimated fair value of the Company’s reporting units exceeded the carrying value was as the following:

	Goodwill from acquisition of Nanox AI Unit #1	Goodwill from acquisition of USARAD Unit #2
Goodwill Assigned (in millions)	$365	$7,055
Fair Value/Carrying Amount	100.00%	105.3%

Goodwill impairment assessment for the year ended December 31, 2021

As of December 31, 2021, the Company evaluated that there was no notable change in qualitative factors due to the short period of time that had lapsed from the acquisition date through December 31, 2021. Therefore, the Company did not determine that it was more likely than not that the fair value of each reporting unit was less than its carrying amount. As such, the Company concluded that no further impairment testing was required for either reporting unit as of December 31, 2021.

Intangible assets

Identifiable intangible assets consisted of the following:

			Accumulated
	Gross carrying amount		amortization		Net carrying amount
			December 31,
	2022	2021	2022	2021	2022	2021
			(U.S. $ in millions)

Developed technology	27,316	$27,316	$3,187	$455	$24,129	$26,861
Image big data	52,500	52,500	6,125	875	46,375	51,625
Market platform	2,591	2,591	756	108	1,835	2,483
Radiologist relationships	17,770	17,770	1,856	265	15,914	17,505
Trade name	2,095	2,095	201	29	1,894	2,066
Customer relationships	1,322	1,322	250	36	1,072	1,286
	$103,594	$103,594	$12,375	$1,768	$91,219	$101,826

Intangible assets with estimable useful lives are amortized over their respective estimated useful lives to their estimated residual values and reviewed periodically for impairment. Amortization expenses were $10,607 thousand and $1,768 thousand and $0 for the years ended December 31, 2022 2021 and 2020, respectively.

Amortization of intangible assets for each of the next five years and thereafter is expected to be as follows (U.S. dollars in thousands):

Year ended December 31,
2023	$10,607
2024	10,607
2025	10,498
2026	9,959
2027 and thereafter	49,548
Total	$91,219